Report of Independent Registered Public Accounting Firm

To the Board of Director of
Vaporin Florida, Inc. (Formerly known as Vaporin, LLC)

We have audited the accompanying balance sheets of Vaporin Florida, Inc. as of December 31, 2013 and 2012 and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2013 and the period from December 10, 2012 (Inception) to December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vaporin Florida, Inc. as of December 31, 2013 and 2012 and the results of its operations, stockholders’ deficit, and cash flows for the year then ended and the period from December 10, 2012 (Inception) to December 31, 2013 in conformity accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ L.L.Bradford &Company, LLC
Las Vegas, Nevada
April 8, 2014

Vaporin Florida, Inc.

(Formerly known as Vaporin, LLC)

(a Development Stage Company)

Balance Sheets

	December 31, 2013	December 31, 2012
Assets
Current assets:
Cash and cash equivalents	$25,221	$-
Accounts receivable	16,587	-
Inventory	316,195	-
Prepaid	32,522	-
Total current assets	390,525	-

Office furniture and equipment, net of accumulated depreciation of $680 and $0, respectively	8,395	-

Intangible assets, net of accumulated amortization of $5,402 and $0, respectively	12,276	-

Total assets	$411,196	$-

Liabilities and Stockholders’ equity (deficit)
Current liabilities:
Accounts payable and accrued liabilities	$31,312	$-
Accrued interest - related party	804	-
Note payable - related party	260,899	164
Note payable	75,000	-
Total liabilities	368,015	164

Stockholders’ equity (deficit)
Preferred stock, $0.001 par value; 4,000,000 shares authorized,no shares issued and outstanding as of December 31, 2013 and 2012, respectively	-	-
Series A preferred stock, $0.001 par value; 1,000,000 shares authorized, no shares issued and outstanding as of December 31, 2013 and 2012, respectively	1,000	-
Common stock , $0.001 par value; 100,000,000 shares authorized, 400 shares issued and outstanding as of, December 31, 2013 and 2012, respectively	-	-
Additional paid in capital	349,000	-
Deficit accumulated during the development stage	(306,819)	(164)
Total Stockholders’ equity (deficit)	43,181	(164)

Total liabilities and stockholders’ equity (deficit)	$411,196	$-

The accompanying notes are an integral part of these financial statements.

F-1

Vaporin Florida, Inc.

(Formerly known as Vaporin, LLC)

(a Development Stage Company)

Statements of Operations

	For the	December 10, 2012
	Year Ended	(inception) to
	December 31, 2013	December 31, 2013
Revenues:
Sales	$23,268	$23,268
Cost of goods sold	10,851	10,851
Gross profit	12,417	12,417

Operating expenses:
Promotional and marketing	57,189	57,189
General and administrative	238,999	239,163
Depreciation and amortization	6,082	6,082
Professional fees	15,779	15,779
Total operating expense	318,049	318,213

Net operating (loss)	(305,632)	(305,796)

Other income/(expenses)
Interest expense	(219)	(219)
Interest expense - related party	(804)	(804)
Total other income/(expenses)	(1,023)	(1,023)

Net loss before provision for income taxes	(306,655)	(306,819)

Provision for income taxes	-	-

Net (loss)	$(306,655)	$(306,819)

Net income (loss) per share - basic and diluted	$(766.64)

Weighted average number of shares outstanding during the period - basic and diluted	400

The accompanying notes are an integral part of these financial statements.

F-2

Vaporin Florida, Inc.

(Formerly known as Vaporin, LLC)

(a Development Stage Company)

Statements of Stockholders’ (Deficit) Equity

								Deficit
								accumulated
			Series A				Additional	during the	Total
	Preferred Stock		Preferred Stock		Common stock		paid-in	development	stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	capital	stage	(deficit) equity

Balance December 10, 2012 (Inception)	-	$-	-	$-	-	$-	$-	$-	$-

Shares issued to founders’	-	-	-	-	400	-	-	-	-

Net loss	-	-	-	-	-	-	-	(164)	(164)

Balance, December 31, 2012	-	-	-	-	400	-	-	(164)	(164)

Shares issued for the conversion of debt	-	-	1,000,000	1,000	-	-	349,000	-	350,000

Net loss, for the year ended December 31, 2013	-	-	-	-	-	-	-	(306,655)	(306,655)

Balance, December 31, 2013	-	$-	1,000,000	$1,000	400	$-	$349,000	$(306,819)	$43,181

The accompanying notes are an integral part of these financial statements.

F-3

Vaporin Florida, Inc.

(Formerly known as Vaporin, LLC)

(a Development Stage Company)

Statements of Cash Flows

		December 10, 2012
	For the Year Ended	(inception) to
	December 31, 2013	December 31, 2013
Operating activities:
Net (loss)	$(306,655)	$(306,819)
Adjustments to reconcile net income to cash flows used in operating activities:
Depreciation and amortization	6,082	6,082
Change in operating assets and liabilities-
Accounts receivable	(16,587)	(16,587)
Inventory	(316,195)	(316,195)
Prepaids	(32,522)	(32,522)
Accounts payable and accrued expenses	31,312	31,312
Accrued interest - related Party	804	804
Cash (used) in operating activities	(633,761)	(633,925)

Investing activities:
Purchase of fixed assets	(9,075)	(9,075)
Purchase of intangible assets	(17,678)	(17,678)
Cash (used) in investing activities	(26,753)	(26,753)

Financing activities:
Note Payable	75,000	75,000
Note Payable - related party	610,735	610,899
Cash provided by financing activities	685,735	685,899

Increase in cash	25,221	25,221

Cash, beginning	-	-

Cash, ending	$25,221	$25,221

Supplemental cash flow information:
Interest paid	$-	$-
Income taxes paid	$-	$-

Supplemental non-cash disclosures:
Preferred Series A shares issued for conversion of debt	$350,000	$350,000

The accompanying notes are an integral part of these financial statements.

F-4

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

Vaporin, LLC (“the Company”) was originally formed under the laws of the State of Florida on December 10, 2012. On December 27, 2013, the Company filed a certificate of conversion and articles of incorporation with the Florida Secretary of State for the purpose of converting the Company from a Florida limited liability company to a Florida Corporation. As a result of conversion from a limited liability company to a corporation, the financial statements of the Company have been prepared retroactively as if the Company was a corporation as of December 10, 2012.

The Company is a distributor of electronic cigarettes and related products.

Effective January 10, 2014, the Company changed its name to Vaporin Florida, Inc.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Significant estimates include, but are not limited to, the collectability of accounts receivable and the estimates used when evaluating long-lived assets for impairment. Estimates are used for, but are not limited to, determining the following: allowance for doubtful accounts and inventory valuation reserves, recoverability of long-lived assets, and useful lives used in depreciation and amortization.

Risks and Uncertainties

The Company operates in an industry that is subject to rapid change and intense competition. The Company’s operations will be subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks, including the potential risk of business failure.

Cash and cash equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At December 31, 2013 and 2012, the Company had no cash equivalents.

Accounts receivable

The Company accounts receivable, represents our estimate of the amount that ultimately will be realized in cash. The Company reviews the adequacy and adjusts its allowance for doubtful accounts on an ongoing basis, using historical payment trends and the age of the receivables and knowledge of its individual customers. However, if the financial condition of our customers were to deteriorate, additional allowances may be required. While estimates are involved, bad debts historically have not been a significant factor given the diversity of its customer base and well established historical payment patterns. As of December 31, 2013 and 2012, the Company believes all accounts receivable balances will be full realized and therefore no allowance has been recorded.

Inventory

Inventories are stated at the lower of cost or market value. We regularly review our inventory quantities on hand and record a provision for excess and obsolete inventory based primarily on our estimated forecast of product demand, production availability and/or our ability to sell the product(s) concerned. Demand for our products can fluctuate significantly. Factors that could affect demand for our products include unanticipated changes in consumer preferences, general market and economic conditions or other factors that may result in cancellations of advance orders or reductions in the rate of reorders placed by customers and/or continued weakening of economic conditions. Additionally, our estimates of future product demand may be inaccurate, which could result in an understated or overstated provision required for excess and obsolete inventory. Product-related inventories are primarily maintained using the average cost method.

F-5

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

The Company purchases most of its products from Direct Source, an entity controlled by Gregory Brauser, our Chief Operating Officer. This entity purchases the products directly from the manufacturers in China and charges the Company a 10% premium. In 2013, Vaporin Florida and the Company paid Direct Source approximately $370,000 for products.

Fixed Assets

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

Equipment	3-5 years
Furniture	7 years

The Company reviews the carrying value of property, plant, and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors. Based on this assessment there were no impairments needed as of December 31, 2013 and 2012.

Intangible assets

ASC 350 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of ASC 350. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of December 31, 2013 and 2012, the Company has not record an impairment of its intangible assets.

The Company’s intangible assets consist of the costs of building company’s website. Amortization will be recorded over the estimated useful life of the assets using the straight-line method for financial statement purposes.

Website Development Costs

Costs incurred in the planning stage of a website are expensed, while costs incurred in the development stage are capitalized and amortized over the estimated useful life of the asset.

Revenue recognition

Revenue is recognized in accordance with Staff Accounting Bulletin (“SAB”) No. 101, Revenue Recognition in Financial Statements, as revised by SAB No. 104. We recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectability is reasonably assured. Ownership and title of our products pass to customers upon delivery of the products to customers. Certain of our distributors may also perform a separate function as a co-packer on our behalf. In such cases, ownership of and title to our products that are co-packed on our behalf by those co-packers who are also distributors, passes to such distributors when we are notified by them that they have taken transfer or possession of the relevant portion of our finished goods.

F-6

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Cost of sales

Cost of sales represents costs directly related to the product sold to our customers.

Shipping and Handling

Product sold to customers is shipped from our warehouse. Any freight billed to customers is offset against shipping costs and included in cost of goods sold.

Income taxes

The Company accounts for income taxes under FASB Codification Topic 740-10-25 (“ASC 740-10-25”) Income Taxes. Under ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740-10-25, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Fair Value of Financial Instruments

We hold certain financial assets, which are required to be measured at fair value on a recurring basis in accordance with the Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“ASC Topic 820-10”). ASC Topic 820-10 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). ASC Topic 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Level 1 instruments include cash, account receivable, prepaid expenses, inventory and account payable and accrued liabilities. The carrying values are assumed to approximate the fair value due to the short term nature of the instrument.

The three levels of the fair value hierarchy under ASC Topic 820-10 are described below:

●	Level 1 - Valuations based on quoted prices in active markets for identical assets or liabilities that an entity has the ability to access. We believe our carrying value of level 1 instruments approximate their fair value at December 31, 2013.

●	Level 2 - Valuations based on quoted prices for similar assets or liabilities, quoted prices for identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

●	Level 3 - Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. We consider depleting assets, asset retirement obligations and net profit interest liability to be Level 3. We determine the fair value of Level 3 assets and liabilities utilizing various inputs, including NYMEX price quotations and contract terms.

F-7

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

Fair Value of Financial Instruments, continued

	Fair Value Measurement
	Level 1	Level 2	Level 3
December 31, 2013
Asset:
Intangible assets	$-	$12,276	$-
Liabilities:
Note payable -related party	(260,899)	-	-
Note payable	(75,000)	-	-
Total	$(335,899)	$12,276	$-

Advertising

The Company expenses advertising costs as incurred. The Company’s advertising expenses totaled $57,189, $0 and $57,189 for the years ended December 31, 2013, 2012 and for the period from December 10, 2012 (inception) to December 31, 2013, respectively.

Earnings (Loss) Per Share

Net earnings (loss) per share is computed by dividing net income (loss) less preferred dividends for the period by the weighted average number of common stock outstanding during each period. Diluted earnings (loss) per share is computed by dividing net income (loss) less preferred dividends for the period by the weighted average number of common stock, common stock equivalents and potentially dilutive securities outstanding during each period.

Concentration of Business and Credit Risk

The Company has no significant off-balance sheet risk such as foreign exchange contracts, option contracts or other foreign hedging arrangements. The Company’s financial instruments that are exposed to concentration of credit risks consist primarily of cash. The Company maintains its cash in bank accounts which, may at times, exceed federally-insured limits. We review a customer’s credit history before extending credit.

The following table shows significant concentrations in our revenues and accounts receivable for the periods indicated.

	Precentage of Revenue during the		Precentage of Accounts Receivable
	Year ended December 31,		during the Year ended December 31,
	2013	2012	2013	2012
Customer A	51%	0%	71%	0%
Customer B	14%	0%	0%	0%

All of the Company’s products are purchased from a single manufacturer controlled by our COO.

Recent accounting pronouncements

There are no recent accounting pronouncements that have had a material impact on our financial statements.

Year-end

The Company has adopted December 31, as its fiscal year end.

F-8

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. Since its inception, the Company has been engaged substantially in financing activities and developing its business plan and marketing. As a result, the Company incurred accumulated net losses from inception (December 10, 2012) through the period ended December 31, 2013 of $306,819. In addition, the Company’s development activities since inception have been financially sustained through capital contributions from a note holder.

The ability of the Company to continue as a going concern is dependent upon its ability to raise additional capital from the sale of common stock or through debt financing and, ultimately, the achievement of significant operating revenues. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4 – INVENTORY

Inventories consist of the following:

	December 31,
	2013	2012
Finished goods	$316,195	$-
Total inventory	$316,195	$-

NOTE 5 - PROPERTY & EQUIPMENT

The following is a summary of property and equipment:

	December 31,
	2013	2012
Computer Equipment	$8,413	$-
Furniture, Fixtures and Equipment	662	-
Less: accumulated depreciation	(680)	-
	$8,395	$-

Depreciation for the years ended December 31, 2013 and 2012 was $680 and $0, respectively.

NOTE 6 – INTANGIBLE ASSETS

Intangible assets consist of the following:

	December 31,
	2013	2012
Website, capitalized	$17,678	$-
Less: accumulated amortization	(5,402)	-
	$12,276	$-

Amortization for the years ended December 31, 2013 and 2012 was $5,402 and $0, respectively.

F-9

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 7 – INCOME TAXES

The net deferred tax liability in the accompanying balance sheets includes the following amounts of deferred tax assets and liabilities:

	December 31,
	2013	2012
Deferred tax liability:	$-	$-
Deferred tax assets:
Net Operating Loss Carryforward	115,230	164
Valuation Allowance	(115,230)	(164)
Net deferred tax asset	$-	$-

As of December 31, 2013 and 2012, the Company has a net operating loss carryforward of approximately $115,230 and $164, respectively, available to offset future taxable income through December 31, 2013. The valuation allowance was established to reduce the deferred tax asset to the amount that will more likely than not be realized. This is necessary due to the Company’s continued operating losses and the uncertainty of the Company’s ability to utilize all of the net operating loss carryforwards before they will expire through the year 2033.

The net change in the valuation allowance for the year ended December 31, 2013 and 2012 was an increase of $115,230 and $164, respectively.

The Company’s income tax expense differed from the statutory rates (federal 34% and state 5.5%) as follows:

	December 31,
	2013	2012
Statutory rate applied to earnings before income taxes:	$115,394	$164
Increase (decrease) in income taxes resulting from:
State income taxes	-	-
Change in deferred tax assets
valuation allowance	115,168	164
Non-deductible expenses	$226	$-

NOTE 8 – NOTE PAYABLE – RELATED PARTY

During the year ended December 31, 2013, the Company issued a note payable in an amount up to $1,000,000 to a related party. Interest is calculated based on the imputed rate published by the Internal Revenue Service of 1.25%. As of December 31, 2013, the Company has received total of $610,735 and has accrued interest of $804 related to note. On December 20, 2013, $350,000 of the note payable was converted to 1,000,000 shares of Series A Preferred Stock.

F-10

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 9 – NOTE PAYABLE

On December 19, 2013, the Company issued a note payable of $50,000. The note matures on June 18, 2014 and bears an interest rate of 10%. As of December 31, 2013 the convertible note balance and accrued interest is $50,164.

On December 19, 2013, the Company issued a note payable of $25,000. The note matures on June 18, 2014 and bears an interest rate of 10%. As of December 31, 2013 the convertible note balance and accrued interest is $25,055. On January 22, 2014, the loan was converted into 250,000 shares of common stock (See Note 12).

NOTE 10 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue up to 95,000,000 shares of $0.001 par value common stock and 5,000,000 shares of $0.001 preferred stock, of which 1,000,000 shares have been designed as Series A Preferred Stock.

Series A Preferred stock

Holders of series “A” preferred stock shall have the right to vote on matters that come before the shareholders at a rate of one vote per share. Series “A” preferred stock is non-convertible and shall rank senior to common stock in the event of liquidation where its liquidation value is equal to $487,500 and determined on a pro rata basis. Holders’ of Series “A” preferred stock shall not be entitled to dividends.

(A) Stock Issued for Services

For the year ended December 31, 2012, the Company issued 400 founders shares in exchange for consulting services and expenses valued at $0.40 ($0.001/share).

(B) Preferred Stock

On December 27, 2013, the Company issued 1,000,000 shares of preferred stock in exchange for the settlement of a $350,000 note held by a related party.

(C) Amendment to Articles of Incorporation

January 10, 2013 the Company amended its Articles of Incorporation to change its name to Vaporin Florida, Inc.

NOTE 11 – CONSULTING AGREEMENTS

In March of 2013, the Company entered into a one year consulting and branding services agreement to assist the Company in obtaining retail distribution channels. As consideration for the services provided, the Company shall pay a non-recoupable fee of $100,000, with $30,000 payable upon execution of the agreement and $10,000 monthly for the next seven months. In addition, the Company shall pay twelve and one half percent (12.5%) of profits from all amounts invoices by the client for purchase orders generated by the retailers provided by the Consultant. For the year ended December 31, 2013, the Company has recorded an expense of $75,000 which was included in general and administrative expenses with $60,000 paid and the remainder included in accounts payable and accrued liabilities.

F-11

VAPORIN FLORIDA, INC.

(Formerly known as VAPORIN, LLC)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 12 - SUBSEQUENT EVENTS

On January 24, 2014, the Company exchanged all of its outstanding common shares, Series A, preferred stock and debt totaling $285,710 for 35,000,000 shares of common stock and 100,000 shares of Series C, preferred stock with Valor Gold Corp., and became a wholly owned subsidiary of Valor Gold Corp. The Series C, preferred stock has voting rights.

The transaction resulted in a change in control, in a transaction treated as a reverse acquisition and recapitalization with Valor Gold Corp., the Company became the accounting acquirer, and Valor Gold Corp. became the legal acquirer.

On January 22, 2014, the Company converted the $25,000 loan dated December 19, 2013 into 250,000 shares of common stock.

On January 24, 2014 the Company issued a note payable of $25,000. Subsequently, in January 2014 the Company converted the $25,000 loan into 250,000 shares of common stock.

During January 2014, the Company issued a note payable of $75,000 to Valor Gold Corporation. The note is due on demand and bears an interest rate of 12%.

F-12